UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of report (Date of earliest event reported): November 13, 2012

American Media, Inc.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	001-10784 (Commission File Number)	65-0203383 (IRS Employer Identification No.)

1000 American Media Way Boca Raton, Florida (Address of principal executive offices)		33464 (Zip Code)
(561) 997-7733
(Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition.
On November 13, 2012, American Media, Inc. (the “Registrant”) announced that it will hold a conference call at 3:30 p.m., Eastern Standard Time, on November 14, 2012 to discuss its financial results for the fiscal quarter and six months ended September 30, 2012. A copy of the press release announcing the Registrant’s conference call is attached hereto as Exhibit 99.1 and incorporated herein by reference. The Registrant will file its Quarterly Report on Form 10-Q for the fiscal quarter and six months ended September 30, 2012 prior to the commencement of the conference call.

The information contained in this report (including Exhibit 99.1) shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as expressly set forth by specific reference in such a filing.

Item 9.01 Financial Statements and Exhibits.
(d)    Exhibits.
See Exhibit Index immediately following the signature page.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: November 13, 2012	By:	/s/ Eric S. Klee
Name: Eric S. Klee
Title: Vice President, Secretary and Deputy General Counsel

EXHIBIT INDEX

Exhibit	Description
99.1	Press Release dated November 13, 2012.